NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1
Summary Compensation Table
OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
PROPOSAL 2
PROPOSAL 3
APPENDIX A
APPENDIX B
APPENDIX C
Proxy Card

SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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American Greetings Corporation

(Name of Registrant as Specified in its Charter)

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[AMERICAN GREETINGS CORPORATION LOGO]
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 22, 2001
__________________

      The Annual Meeting of Shareholders of American Greetings Corporation (the “Company”) will be held at the Company’s World Headquarters, One American Road, Cleveland, Ohio, on Friday, June 22, 2001, at 2:30 P.M., Cleveland time, to consider and act upon the following:

(1)	Electing three directors;

(2)	Authorizing the availability of an additional 6,500,000 Class A Common Shares and 500,000 Class B Common Shares under the 1997 Equity and Performance Incentive Plan, for newly promoted and incoming employees and as incentives to key personnel;

(3)	Approval of performance-based compensation arrangements for the Chief Executive Officer and other Named Executive Officers; and

(4)	Transacting such other business as may properly come before the meeting or any adjournments thereof.

      The World Headquarters may be entered from the private road off Memphis Avenue, or from American Road off Tiedeman Road. As you approach either the private road or American Road, there will be signs directing you to the meeting place.

      Only shareholders of record at the close of business on April 23, 2001, are entitled to notice of and to vote at the meeting and any adjournments thereof.

JON GROETZINGER, JR.
Secretary

May 15, 2001

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN YOUR PROXY
CARD PROMPTLY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY
WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

General

      The Board of Directors of American Greetings Corporation (the “Board”) has ordered solicitation of the enclosed proxy in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, June 22, 2001, at 2:30 P.M., Cleveland time, to consider and act upon matters specified in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

      The expense of soliciting proxies, including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. Besides solicitation by mail, solicitations may be made by personal interview, telephone and facsimile by officers and other regular employees of the Company. The Company may also retain a proxy solicitor. Brokerage houses, banks and other persons holding shares in nominee names have been requested to forward solicitation materials to the beneficial owners of shares held of record by such persons. The Company will reimburse such persons for their reasonable expenses.

      Shareholders have cumulative voting rights in the election of directors, provided that (a) any shareholder gives notice in writing to the Chairman, President, a Senior Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the holding of the meeting, that he or she desires that the voting at such meeting be cumulative, and (b) an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice. If cumulative voting is so invoked, a shareholder may cumulate votes for the election of a nominee by casting a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled. The shareholder also may distribute his or her votes between or among two or more nominees on the same basis. Unless otherwise indicated by the shareholder, where cumulative voting is invoked, the persons named in the enclosed proxy will vote, in their discretion, for one or more of the nominees for whom authority was not withheld and will cumulate votes so as to elect the maximum number of nominees proposed by the Board. If cumulative voting is not invoked at the Annual Meeting with respect to the election of directors, the proxies will vote the number of shares on the proxy card for only those Board nominees for whom authority has not been withheld.

      Under Ohio law, unless the writing appointing a proxy otherwise provides, a shareholder, without affecting any vote previously taken, may revoke his or her proxy by a later proxy or by giving notice of revocation in writing or in an open meeting. However, a shareholder’s presence at the meeting by itself will not operate to revoke that shareholder’s proxy.

      Under Ohio law and the Company’s Amended Articles of Incorporation and Regulations, if a quorum is present at the meeting, the nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or by proxy and entitled to vote will be elected directors. Proposal 2 and Proposal 3 each must be approved by a majority of the voting power of the Company’s shares present in person or represented by proxy.

      The withholding of a vote with respect to the election of any nominee for director or the abstention of a vote with respect to Proposal 2 or Proposal 3 will have the practical effect of a vote against that nominee or Proposal. If a quorum exists, a broker non-vote with respect to any share will not affect the election of directors or the passage of Proposal 2 or Proposal 3 since the share is not considered present for voting purposes.

      The mailing address of the Company’s World Headquarters is One American Road, Cleveland, Ohio 44144. Copies of this Proxy Statement and forms of proxy will be first sent or given to shareholders on or about May 15, 2001.

Voting Securities and Record Date

      As of April 23, 2001, there were outstanding, exclusive of treasury shares which cannot be voted, 62,743,123 Class A Common Shares (“Class A Common Shares”) entitled to one vote per share and 4,635,524 Class B Common Shares (“Class B Common Shares”) entitled to ten votes per share upon all matters presented to the shareholders. Holders of record of such shares at the close of business on April 23, 2001, are the only shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

Board of Directors

      The Board met six times during the fiscal year ended February 28, 2001 (“FY 2001”). In addition, the Board took action without a meeting two times pursuant to Section 1701.54 of the Ohio Revised Code and the Regulations of the Company.

      The Board has standing Executive, Audit, Nominating and Compensation Committees.

Executive Committee

Morry Weiss (Chairman) Stephen R. Hardis Charles A. Ratner	James C. Spira Harry H. Stone

      The Executive Committee has the same power and authority as the Board between meetings of the Board, except that it may not fill vacancies on the Board or on Committees of the Board. The Executive Committee met six times during FY 2001. It also took action without a meeting seven times pursuant to Section 1701.63(D) of the Ohio Revised Code and the Regulations of the Company.

Audit Committee

Stephen R. Hardis (Chairman) Scott S. Cowen	Harriet Mouchly-Weiss Jerry Sue Thornton

      The Audit Committee is composed solely of directors who are not officers or employees of the Company and who otherwise meet the requirements of the Securities and Exchange Commission and New York Stock Exchange regarding Audit Committee membership, including financial literacy and at least one member with accounting or related financial management expertise. The Committee has general powers relating to accounting, auditing and legal compliance matters. It recommends the selection of and monitors the independence of the Company’s independent auditors. It reviews the audit plan, the results of the audit engagement and the activities of the Company’s internal audit staff. It considers the audit and non-audit fees of the independent auditors and directs special investigations. It also reviews and monitors the Company’s various legal compliance programs. The Audit Committee met three times during FY 2001. It also took action without a meeting one time pursuant to Section 1701.63(D) of the Ohio Revised Code and the Regulations of the Company.

Nominating Committee

Charles A. Ratner Harry H. Stone

      The Nominating Committee is composed solely of directors who are not officers or employees of the Company. The Committee makes recommendations to the Board regarding the size and composition of the Board and qualifications for membership. It recommends nominees to fill Board vacancies and new positions, as well as a slate of Board nominees for annual election by the shareholders. The Committee met one time in FY 2001. The Committee would be pleased to consider written suggestions forwarded by shareholders to the Secretary of the Company concerning qualified candidates for election as directors.

Compensation Committee

Scott S. Cowen (Chairman) Stephen R. Hardis	Harriet Mouchly-Weiss Charles A. Ratner

      The Compensation Committee is composed solely of directors who are not officers or employees of the Company. The Committee reviews the compensation packages offered to the Company’s officers generally and develops and administers the compensation plans for the Chairman and Chief Executive Officer and the President and Chief Operating Officer. The Committee also grants stock options and other forms of equity compensation to officers and certain key employees pursuant to the Company’s equity plans. The Committee met four times during FY 2001 and took action without a meeting twelve times during FY 2001 pursuant to Section 1701.63(D) of the Ohio Revised Code and the Regulations of the Company.

Attendance

      During FY 2001 each director attended 75% or more of the aggregate number of meetings of the Board and the respective Committees on which he or she serves.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under Section 16 of the Securities Exchange Act of 1934 (“Securities Exchange Act”), each of the Company’s directors and executive officers is required to report his or her initial appointment as a director or executive officer of the Company to the Securities and Exchange Commission (“SEC”) within ten days of appointment. Each director, executive officer and holder of more than ten percent of the Company’s Common Shares is required to disclose in a timely fashion transactions in the Company’s Common Shares. The Company periodically reminds these persons of their reporting obligations and assists each of them in making the required disclosures after the Company has been notified that a reportable event has occurred. The Company is required to disclose in this Proxy Statement any failure by any of these persons to make timely Section 16(a) reports. There were no known failures in FY 2001, except that a Form 3 was filed a day late following John Charlton becoming Senior Vice President of International Operations, and four days late following Donald English becoming Senior Vice President of Human Resources. A Form 4 was filed late following Douglas Rose’s purchase of 200 Common Shares for each of his two sons.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Company’s Board of Directors comprises three classes of directors, each class having a three-year term. Class III members are to be elected at the June 22, 2001 Annual Meeting, and it is proposed that in accordance with the Company’s Regulations the number of Class III Directors be fixed at four.

It is further proposed that the shareholders re-elect the following nominees: Scott S. Cowen, Harriet Mouchly-Weiss and Charles A. Ratner. The term of office to be served by each nominee in Class III, if elected, will be three years, until the 2004 Annual Meeting, or until his or her successor is duly elected and qualified. Each of these nominees for Class III director has agreed to stand for re-election.

The following biographical information was prepared as of April 23, 2001, and includes business experience during at least the past five years, with respect to each nominee for election as a director and for the other six directors whose terms will continue after the Annual Meeting.

Nominees for Election to Term Expiring in 2004

(Class III)

[PHOTO]	Scott S. Cowen (54)

Director (1989), Chairman of the Compensation Committee, member of the Audit Committee

Since 1998, Dr. Cowen’s principal occupation has been President, Seymour S. Goodman Professor of Management and Professor of Economics, Tulane University. Prior to that Dr. Cowen served as Dean and Albert J. Weatherhead, III Professor of Management, Weatherhead School of Management at Case Western Reserve University. Dr. Cowen serves as a director of JoAnn Stores, Inc. (specialty store retailer), Forest City Enterprises, Inc. (conglomerate corporation engaged in real estate development, sales, investment, construction and lumber wholesale) and Newell Rubbermaid Inc. (consumer home products). In addition, Mr. Cowen sits on several community boards, including the New Orleans Business Counsel, Metrovision, New Orleans Regional Chamber of Commerce and United Way of Greater New Orleans.

[PHOTO]	Harriet Mouchly-Weiss (58)

Director (1998), member of the Audit and Compensation Committees

Mrs. Mouchly-Weiss is founder and managing partner of Strategy XXI (corporate communications). Before founding Strategy XXI in 1992, she was President of GCI Group International, an international public relations and marketing agency. She also served as Chairman of Ruder Finn & Rotman International Partners, an independent public relations firm. She is a director of Viisage Technology, Inc. (developer of personal security and identification systems), a division of LAU Technologies, Foundation of the Committee of 200, Friends of the United Nations, The American Academy of Rome, The Chinese Foundation of Culture and Arts for Children, The Abraham Fund, Women’s Executive Circle of the U.J.A. — Federation of New York and The Israel Policy Forum (professional, educational and charitable organizations).

[PHOTO]	Charles A. Ratner (58)

Director (2000), member of the Compensation, Executive and Nominating Committees

Mr. Ratner was appointed to the Board on June 23, 2000, to fill the vacancy created by the death of Irving I. Stone. His principal occupation is Chief Executive Officer and President of Forest City Enterprises, a position he has held for more than five years. Mr. Ratner serves as a director of Cole National Corporation (retail), Cole National Group, Inc. (retail), The Musical Arts Association (Cleveland Orchestra), Greater Cleveland Growth Association, Cleveland Tomorrow, United Way of Cleveland, Jewish Community Federation and the Council for Initiatives in Jewish Education (professional, educational and non-profit organizations). He also serves as a trustee of the Mandel Associated Foundations, David and Inez Myers Foundation and University Hospital (non-profit and health care organizations). (1)

(1)	The Company rents retail store space in various shopping malls from Forest City Rental Properties Corporation (a wholly-owned subsidiary of Forest City Enterprises, Inc.) and from Charles A. Ratner’s family.

Vote Required. The nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected directors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ADOPTION OF THIS PROPOSAL.

Proxies solicited by the Board of Directors will be voted for this Proposal unless shareholders specify to the contrary in their proxies or specifically withhold their vote for particular nominees.

In the event of the death or inability to serve of any of the nominees, the proxies will be voted for the election as a director of such other person as the Board may recommend. The Board has no reason, however, to anticipate that any nominee will be unable to serve.

Continuing Directors with Term Expiring in 2002

(Class I)

[PHOTO]	Stephen R. Hardis (65)

Director (1999), Chairman of the Audit Committee, member of the Compensation and Executive Committees

Mr. Hardis’s principal occupation is Chairman of Axcelis Technologies, Inc. (semiconductor equipment) an initial public offering of Eaton Corporation. Until his retirement on July 31, 2000, Mr. Hardis was Chairman and Chief Executive Officer of Eaton Corporation (manufacturer of highly engineered products that serve industrial, vehicle, construction, commercial and semiconductor markets). Before joining Eaton in 1979, Mr. Hardis served as Executive Vice President of Finance and Planning for Sybron Corporation (health equipment supplies & services) and prior to that he was associated with General Dynamics Corporation (industrial aerospace manufacturer). Mr. Hardis is a member of the boards of Lexmark International Corporation (a spin-off of IBM’s printer business), Nordson Corporation (industrial painting system manufacturer), Marsh & McLennan Cos. (insurance), Progressive Corporation (holding company of Progressive Insurance Company and other companies) and STERIS Corporation (infection and contamination prevention products and services). He also serves as a director of The Cleveland Clinic Foundation (hospital) and is a trustee of The Musical Arts Association (Cleveland Orchestra).

[PHOTO]	James C. Spira (58)

Director (1998), member of the Executive Committee

Mr. Spira’s principal occupation is President and Chief Operating Officer of the Company, a position to which he was elected on March 22, 2001. He served as Vice Chairman of the Company from June 22, 2000 until March 22, 2001. Prior to that he was managing partner and a director emeritus of DiamondCluster International, Inc., formerly Diamond Technology Partners (a strategy and technology management consulting firm). Before joining Diamond Technology Partners, he co-founded Cleveland Consulting Associates, serving as President and Chief Executive Officer from 1974 until 1991. Mr. Spira serves on the boards of New Media, Inc. (information technology consulting), AmericanGreetings.com (internet social expression provider), Copernicus (marketing investment strategy group) and Dealer Tire LLC (a tire distribution company). He also serves on the boards of the Cleveland College of Jewish Studies, the Jewish Family Service Association of Cleveland and Cleveland Council on World Affairs (charitable, non-profit and educational organizations). (1)

(1)	The Company pays management consulting fees to DiamondCluster International, Inc., formerly Diamond Technology Partners, a corporation from which Mr. Spira has retired and in which he has less than a 1 percent ownership interest.

[PHOTO]	Morry Weiss (61)

Director (1971), Chairman and Chief Executive Officer, Chairman of the Executive Committee

Mr. Weiss’s principal occupation is Chairman and Chief Executive Officer of the Company, a position he has held for more than five years. He also serves as a director of National City Corporation, Cleveland (holding company of National City Bank — Cleveland and other banks) and is a member of the advisory boards of Primus Venture Partners (equity investor in companies requiring growth capital) and the listed Company Advisory Committee of the New York Stock Exchange. (1)

Continuing Directors with Term Expiring in 2003

(Class II)

[PHOTO]	Jack Kahl (61)

Director (2000)

Mr. Kahl was appointed to the Board on December 6, 2000, to fill the vacancy created by the resignation of Edward Fruchtenbaum from the Board on June 23, 2000. Mr. Kahl’s principal occupation is President and Chief Executive Officer of Duck Investments LLC (asset management) and of Jack Kahl and Associates (consulting), positions he has held since December, 2000. Before founding Duck Investments LLC and Jack Kahl and Associates, Mr. Kahl served as Chief Executive Officer of Manco, Inc., a marketer and distributor of innovative consumer products, including Duck® brand tape. Mr. Kahl serves on the boards of The Cleveland Clinic Foundation (hospital), Royal Appliance Inc. (manufacturer of vacuum cleaners for household and commercial use), Paragon Holdings (holding corporation for various manufacturing entities), MCM Capital Advisory (investment advisors), Clark/Bardes Inc. (insurance), Acorn Products Inc. (manufacturer and marketer of non-powered lawn and garden tools), AMREP Corporation (real estate developer and builder and provider of subscription fulfillment services for publishers), The Superlative Group Inc. (sports management) and Leadership Cleveland (professional organization). He also serves on the Boards of Trustees of John Carroll University and St. Edward’s High School (educational organizations).

[PHOTO]	Harry H. Stone (83)

Director (1944), member of the Nominating Committee

Mr. Stone is a co-founder of the Company. His principal occupation is President of The Courtland Group, Inc. (investments, property and business development and management) and general partner in partnerships that own and manage The Residence Inn by Marriott Cleveland at Beachwood, downtown Cleveland, Independence, Middleburg Heights, Rockside and Westlake, Ohio locations. He is Trustee Emeritus of Educational Television Association of Metropolitan Cleveland, the Jewish Community Federation of Cleveland and Brandeis University (non-profit, charitable and educational organizations).

(1)	The Company rents retail store space in a shopping mall from Stow Falls Retail L.P., a partnership that is 50% owned by 540 Investment Company L.P., in which Morry Weiss has an ownership interest.

[PHOTO]	Jerry Sue Thornton (54)

Director (2000), member of the Audit Committee

Dr. Thornton is the President of Cuyahoga Community College, Cleveland, Ohio, the largest community college in Ohio, a position she has held since 1992. She is a member of the boards of National City Bank (bank/financial institution) and Applied Industrial Technologies (technology consulting). She is also a board member of Playhouse Square Foundation, Rock and Roll Hall of Fame and Museum — Cleveland and New York, Cleveland Municipal School District, City of Cleveland Empowerment Zone Citizens’ Advisory Council (Co-Chair), Greater Cleveland Roundtable, United Way of Cleveland, Convention and Visitors Bureau of Greater Cleveland, St. Vincent Quadrangle and The Cleveland Foundation (professional, educational and non-profit organizations).

Directors’ Compensation. Directors receive an annual retainer of $35,000 for serving on the Board. During FY 2001 Mr. Hardis received this amount in the form of Company stock; Mrs. Mouchly-Weiss and Mr. Cowen received this amount partly in the form of Company stock and partly in the form of cash and Mr. Stone received this amount in cash. Mrs. Thornton and Mr. Ratner received $26,250, or 75% of the $35,000 fee, reflecting service as a director for three quarters of FY 2001, and each received this compensation partly in the form of Company stock and partly in the form of cash. Mr. Kahl received $8,750, or 25% of the $35,000 fee, reflecting service as a director for one quarter of FY 2001, and he received this compensation in the form of Company stock. Mr. Spira received $8,750, or 25% of the $35,000 fee, reflecting the one quarter during which he served as a non-employee director, and he received this amount in the form of Company stock. No fees were paid to Morry Weiss for serving on the Board during FY 2001. The Company also reimbursed each director for expenses incurred in connection with attendance at Board and Committee meetings.

Executive Officers’ Compensation

      The following table shows for each of the last three fiscal years the compensation of the Company’s Chairman and Chief Executive Officer and its other four most highly compensated executive officers who were serving as executive officers at February 28, 2001 (the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation					Long Term
						Compensation
						Payouts	All Other
		Salary		Bonus		LTIP Payouts	Compensation
Name	Year	$		$		($)(1)	$(2)

Morry Weiss	2001	618,600		182,341	(3)	—	190,152	(5)

Chairman &	2000	608,892		494,107	(4)	425,757	212,139	(5)

C.E.O	1999	572,000		358,792	(3)	—	221,472	(5)

James C. Spira	2001	342,949	(6)	—		—	—

President &	2000	—		—		—	—

C.O.O	1999	—		—		—	—

William R. Mason	2001	321,478	(7)	17,701		—	5,152

Sr. V.P. of Sales	2000	306,119	(7)	92,949		167,963	19,076

	1999	292,082	(7)	91,888		—	29,128

Erwin Weiss	2001	303,482		92,884		—	5,152

Sr. V.P. of	2000	286,411		90,123		120,676	16,940

Consumer Products	1999	272,110		79,674		—	29,248

Jon Groetzinger, Jr.	2001	302,414		18,854		—	5,152

Sr. V.P., General	2000	288,479		104,290		173,199	19,251

Counsel &Secretary	1999	274,075		92,192		—	29,174

(1)	Represents payout of the three year bonus tied to the Company’s performance during FYs 1998, 1999 and 2000.

(2)	Reflects Company contributions under the American Greetings Retirement Profit Sharing and Savings Plan as well as the Executive Deferred Compensation Plan.

(3)	Includes $138,000 of annual incentive compensation described more fully in the section captioned “Chairman and Chief Executive Officer Compensation.”

(4)	Includes $230,000 of annual incentive compensation described more fully in the section captioned “Chairman and Chief Executive Officer Compensation.”

(5)	Includes premiums paid by the Company for an insurance policy for Morry and Judith Weiss. The owners of and the beneficiaries under this policy are Mr. and Mrs. Weiss’s children. Premiums were $185,000.

(6)	Reflects the pro-rated portion of Mr. Spira’s annual base salary of $500,000.

(7)	Includes a special $25,000 annual payment made pursuant to an employment arrangement described below under the section entitled “Employment Agreements.”

Employment Agreements. The Company has an employment agreement or agreements with each Named Executive Officer (other than Morry Weiss and James C. Spira). The agreements with William R. Mason and Erwin Weiss are dated July 1, 1984. The agreement with Jon Groetzinger, Jr., is dated April 25, 1988. All are for indefinite terms and contain certain confidentiality and non-competition covenants on the part of the employees. Mr. Mason’s agreement provides for minimum annual compensation of $68,682. Erwin Weiss’s agreement provides for minimum annual compensation of $60,000. Mr. Groetzinger’s agreement provides for minimum annual compensation of $115,000. Each agreement provides that if the Company terminates the employee, the employee will continue to receive his salary at the time of such termination for not less than three months nor more than twelve months after such termination. The number of months that such salary will continue to be paid is determined on the basis of one-half month for each year of service. As of the end of FY 2001, William R. Mason was credited with 31 years of service. Erwin Weiss was credited with 24 years of service and Jon Groetzinger, Jr. was credited with 12 years of service.

      The Company pays Mr. Mason $25,000 annually pursuant to an employment arrangement. This amount is considered base pay for purposes of determining the Company’s contribution to Mr. Mason’s account in the American Greetings Retirement Profit Sharing and Savings Plan and for purposes of his Supplemental Executive Retirement Plan account, but is not considered base pay for purposes of determining the One Year Bonus and Three Year Bonus in effect through FY 2001 discussed in the section of this Proxy Statement below captioned “Executive Incentive Plans.”

      Executive Deferred Compensation Plan. The Company permits directors, certain officers and senior management to defer all or a stated amount or percentage of their cash or equity compensation. A participant in this program will be paid the deferred compensation in accordance with one of the various options outlined in the plan documentation.

      Restoration Benefit. The Company contributes a restoration benefit to participants under a program to restore retirement benefits lost due to the limitations of I.R.C. Sections 401(a)(17), 401(k)(3) and 415.

      Indemnification. Section 1701.13(E) of the Ohio Revised Code authorizes the indemnification of directors and officers who are parties to civil, criminal, administrative or investigative proceedings and the purchase of insurance against any liability asserted against them in such capacity if such individuals act in good faith and in a manner they reasonably believe to be in the best interests of the Company and, with respect to any criminal matter, if they have no reasonable cause to believe their conduct is unlawful. Article IV of the Regulations of the Company provides for indemnification in terms consistent with the statutory authority. The Company maintains insurance covering certain liabilities of the directors and the elected and appointed officers of the Company and its subsidiaries.

      Option Exercises and Fiscal Year-End Values. The option information shown below relates to options to purchase the Company’s Class A and Class B Common Shares granted to the Named Executive Officers under the Company’s various stock option plans approved by shareholders and subject to applicable law:

OPTION EXERCISES IN THE LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of		Value of Unexercised
			Securities Underlying		In-the-Money
			Unexercised Options		Options at Fiscal
			at Fiscal Year-End (#)		Year-End ($)(1)

	Shares
	Acquired	Value	Exercisable (E)		Exercisable (E)
Name	on Exercise (#)	Realized ($)	Unexercisable (U)		Unexercisable (U)

Morry Weiss	–	–	357,500	(E)	–	(E)

	–	–	45,000	(U)	–	(U)

James C. Spira	–	–	6,000	(E)	–	(E)

	–	–	12,000	(U)	–	(U)

William R. Mason	–	–	22,500	(E)	–	(E)

	–	–	25,000	(U)	–	(U)

Erwin Weiss	–	–	53,500	(E)	–	(E)

	–	–	25,000	(U)	–	(U)

Jon Groetzinger, Jr.	–	–	27,500	(E)	–	(E)

	–	–	25,000	(U)	–	(U)

(1)	Represents the difference between the option exercise price and the closing price of the Company’s Class A Common Shares as reported on the New York Stock Exchange (NYSE) on February 28, 2001 ($13.06) multiplied by the corresponding number of shares.

      Supplemental Executive Retirement Plan. A description of the Company’s Supplemental Executive Retirement Plan can be found in the Report of the Compensation Committee of the Board of Directors on Executive Compensation under the heading “Supplemental Executive Retirement Plan.” The total liability recorded by the Company under this plan at the end of FY 2001 was $16,148,395. During FY 2001, retired officers received benefits under the plan aggregating $1,025,844. Based upon estimates predicated upon present compensation, at age 65 Morry Weiss will receive $171,849 annually, William R. Mason will receive $81,351 annually, Jon Groetzinger, Jr. will receive $79,771 annually and Erwin Weiss will receive $79,636 annually. James C. Spira will not be a participant in the plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (“Committee”) establishes, reviews and administers compensation plans for the Chairman and Chief Executive Officer and President and Chief Operating Officer. Among other duties, it also reviews the compensation programs for other executive and non-executive officers of the Company. The Committee consists solely of directors who are not officers or employees of the Company.

Statement on Philosophy of Executive Compensation

      The Company’s compensation philosophy reflects its belief that the compensation of its executive and non-executive officers should (i) provide a compensation program that motivates officers to achieve their strategic goals by tying officers’ compensation to the performance of the Company and applicable business units, as well as to individual performance; (ii) provide compensation reasonably comparable to that offered by other leading companies so as to attract and retain talented executives; and (iii) align the interests of its officers with the long-term interests of the Company’s shareholders through the award of stock options and other stock-related programs.

      Beginning in FY 2002, the Board of Directors has authorized improvements to the Company’s compensation programs that will, to an even greater extent, weight compensation benefits in favor of its highest performing executive directors and officers, including its Chairman and Chief Executive Officer and its President and Chief Operating Officer.

      The Company’s philosophy is to pay its officers fairly, which may include offering certain executive officers total annual compensation exceeding $1,000,000. The compensation packages offered to the Chairman and Chief Executive Officer and to the President and Chief Operating Officer, respectively, are based in part on surveys and/or the recommendations of an outside consulting firm, and in part on factors that are not easily measured, such as leadership and strategic foresight.

Implementation of Philosophy

      During FY 2001 the Company’s executive compensation plans allowed for base salary, one and three year cash bonuses, a supplemental executive retirement plan, stock options, special cash awards, restricted stock, deferred shares, stock appreciation rights, performance shares, performance units and a retirement profit sharing and savings plan.

Base Salary

      Base salaries are established based upon the responsibilities and description of a given position and a comparison of compensation levels of similar positions in comparable companies gathered from compensation surveys and the recommendations of outside compensation consulting firms. The Company’s base salaries for executives are generally slightly below the median of companies with comparable revenues. Individual performance reviews are generally conducted at least annually and are used in determining if an increase in base salary is merited in conjunction with the salary range for a given position and information concerning salaries paid for comparable positions at consumer products companies. Such increases in FY 2001 were based on the individual’s performance as well as increases described in third party compensation studies, achievement of the Company’s revenue and profit goals and return on invested capital.

Executive Incentive Plans

      FY 2001 Bonus Plans. During FY 2001, the Company had a One Year Bonus Plan and a Three Year Bonus Plan for officers and certain key employees. Under the One Year Bonus Plan the Board established goals based on earnings and revenue. If the participant’s business unit achieved the target goal, exceeded the target goal by ten percent or less or fell short of the target goal by no more than 20%, a bonus equal to the participant’s target percentage plus or minus twice the excess or shortfall was paid. The profit and revenue goals under the One Year Bonus Plan for FY 2001 were established by the Board in February 2000 and the plan was implemented at the start of FY 2001. The FY 2001 profit goal was not achieved and the revenue goal was partially achieved so in FY 2001 each Named Executive Officer earned a partial bonus under the plan. The Chief Executive Officer’s target bonus was equal to approximately 50% of his annual base salary. Under the Three Year Bonus Plan a Special Bonus equal to a percentage of the one year unadjusted bonus for three years would have been payable in FY 2003 if profit and revenue goals established by the Board in February 2000 for FYs 2001, 2002 and 2003 had been achieved in at least two of those three fiscal years. FY 2001 profit and revenue goals were not achieved. The Three Year Bonus Plan was terminated at the end of FY 2001.

      Annual Incentive Plan. The Company has revised the One Year Bonus Plan for officers and certain key employees. This plan, effective for FY 2002 and subsequent years (“Annual Incentive Plan”) replaces the One Year Bonus Plan and the Three Year Bonus Plan that were in effect through FY 2001 and eliminates the revenue goal that had been included in those plans. Under the Annual Incentive Plan, the Board establishes goals based upon earnings targets set by the Board for the fiscal year as to the Company as a whole and for each business unit, and each participant is assigned a target incentive amount. In no instance may a participant’s target incentive amount exceed 80% of the participant’s annual base salary, except in the case of the Chief Executive Officer, whose target incentive amount may not exceed 100% of his annual base salary. If the participant’s business unit achieves its target earnings goals, the participant’s incentive is the target incentive amount. If the participant’s business unit fails to achieve its goals, the incentive either is not paid or is decreased, depending upon the extent of the shortfall. For each percentage of shortfall, the incentive is reduced by three or four percent, depending upon the business unit involved. If the percentage of shortfall is more than five or ten percent, depending on the business unit involved, no incentive is paid. If the participant’s business unit exceeds its goals, the incentive is increased. For each percentage of excess the incentive is increased by three or four percent, depending on the business unit involved; provided, however, that the maximum incentive to be paid to any participant cannot exceed twice the target incentive amount. In no event, however, will the compensation payable to the Chief Executive Officer or any Named Executive Officer under the Annual Incentive Plan exceed in the aggregate $3,000,000 during any one fiscal year. The Company’s earnings targets are confidential and are not included in this Report in order to avoid compromising the Company’s competitive position. It is the Board’s belief that the earnings targets it has established are a good measure of the Company’s performance.

Supplemental Executive Retirement Plan

      The Supplemental Executive Retirement Plan provides that a participant in the plan who retires at age 65 with up to 20 years of service with the Company will receive up to 20% of final average compensation annually for life. Final average compensation is defined as the average of the two highest years of annual compensation during the officer’s employment. Annual compensation is defined as annual base compensation plus the bonus that would have been paid under any annual bonus plan then in effect if the participant had achieved 100% of his or her target profit goal. Under the plan, a lesser amount will be payable in the event of early retirement. Benefits are not subject to any deduction for Social Security or other offset amounts. Benefits under the plan will be payable to the officer’s beneficiary in the event of the officer’s death until a total of 180 monthly payments have been made to both the officer and beneficiary.

Long-Term, Incentive Compensation

      The Company’s long-term incentive compensation programs currently consist of grants of cash bonuses, stock in lieu of cash bonuses, and stock options thereby tying officer compensation directly to shareholder return. Other alternatives such as stock appreciation rights, deferred shares, restricted shares, performance shares and performance units are also available under the 1997 Equity and Performance Incentive Plan. An officer holding stock options benefits if the price of the Company’s shares increases. In addition, since the right to exercise options vests over a period of years, the programs create an incentive for an executive to remain with the Company.

      Under the existing Employee Stock Option plans, officers and key employees of the Company and its subsidiaries are awarded stock options by the Committee to purchase Class A or Class B Common Shares of the Company. The options are granted at 100% of fair market value at the close of business on the last business day preceding the date of grant or at not less than market value on the date of grant (depending on plan provisions) and generally expire not later than ten years from the date of grant. The number of share options granted depends upon the level of the position and the level of performance exhibited by the recipient.

Retirement Profit Sharing and Savings Plan

      Under the American Greetings Retirement Profit Sharing and Savings Plan in FY 2001, the Company contributed to a profit sharing trust eight percent of net profits (before income taxes and certain income and expenses) of the Company and participating subsidiaries. While the directors may authorize additional contributions, no additional contribution was authorized for FY 2001. The contribution is allocated to the account of each participant upon the basis of credited compensation. It is impossible to estimate the annual benefits that any participant may be entitled to receive under the plan upon retirement since the amount of such benefits will depend upon a number of factors including, among other things, future net profits, the future credited compensation of the participants and the future net income of the trust fund. In addition, the plan allows eligible participants to make contributions through salary reduction as permitted under I.R.C. Section 401(k). The plan allows for the Company to match 40% of the first six percent of compensation deferred by each eligible participant (subject to IRS limitations), if the Company achieves at least 80% of its profit goal. The FY 2001 profit goal was not achieved so the Company made no matching contribution. For the investment of all contributions under the plan, a participant may choose a Company stock fund, which is invested in Common Shares of the Company and/or the following mutual funds: Vanguard/Wellington Fund, Vanguard Prime Money Market Fund, Vanguard Total Bond Market Index Fund/PRIMECAP Fund, Vanguard/Wellesley Income Fund, Vanguard/Windsor II Fund, Vanguard International Growth Fund, Vanguard Extended Market Index Fund and Vanguard 500 Index Fund.

Chairman and Chief Executive Officer Compensation

      Morry Weiss has served as Chairman and Chief Executive Officer of the Company since March 1, 1992. His compensation plan currently includes a base salary, an annual incentive, stock options and additional annual incentive compensation consisting of $230,000 in cash or the Company’s Class A or Class B Common Shares, at Mr. Weiss’s election, awarded at the end of each fiscal year in which the Company achieves its annual profit goal, as approved by the Board near the start of each fiscal year, and $138,000 in cash or such stock if the Company does not achieve such goal. The Company did not achieve 100 percent of its annual profit goal for FY 2001 and therefore Mr. Weiss was entitled to a payment in the amount of only $138,000, which he elected to receive in cash. Mr. Weiss’s plan has remained generally the same since it was established by the Board in 1992, except for his right to a cash or stock payment if the Company does not achieve its profit goal as described above. The Compensation Committee and Board annually review the plan.

      In FY 2001 Mr. Weiss received a base salary of $618,600, plus a bonus of $182,341. The bonus amount included the $138,000 incentive compensation payment discussed above. In fixing his base salary and target bonus levels, as well as in determining the number of stock options granted to Mr. Weiss, the Committee and the Board reviewed the performance of both the Company and Mr. Weiss, as well as compensation data of CEO’s at comparable companies. Based on that data, Mr. Weiss’s FY 2001 compensation was below the median compensation of CEO’s at peer group companies. The Committee has also provided a split-dollar life insurance program for Mr. Weiss and his family.

President and Chief Operating Officer Compensation

      On June 22, 2000, James C. Spira was appointed Vice Chairman of the Company. On March 22, 2001, the Board elected him President and Chief Operating Officer (COO), effective April 1, 2001. From June 22, 2000, until the end of FY 2001, Mr. Spira earned $342,949, representing the prorated portion of his annual base salary of $500,000, and was not eligible for either a One Year Bonus or Three Year Bonus. The Company and COO continue to have discussions regarding the equity portion of his compensation for FY 2002. The Company has retained an outside consulting firm to advise as to appropriate compensation plans for Mr. Spira and other senior management. Both the Company and COO believe there will be no material issues that would impede their reaching agreement on this matter.

Impact of Section 162 of the Internal Revenue Code

      The Revenue Reconciliation Act of 1993 amended I.R.C. Section 162 to eliminate the deductibility of certain compensation over $1,000,000 paid to the Chief Executive Officer and other Named Executive Officers. In June 2000, the Company’s shareholders reapproved compensation plans that were initially approved in 1994 for the Company’s Chairman and Chief Executive Officer and President and Chief Operating Officer that allow the Company to deduct for tax purposes amounts in excess of $1,000,000 that are performance-based and that are payable to each individual under these compensation plans. This year the shareholders are being asked to renew approval of the plan of the Chief Executive Officer and to approve arrangements for other Named Executive Officers.

Summary

      The Committee will continue to review the Company’s executive compensation programs to assure that such programs are consistent with the objective of increasing shareholder value.

Scott S. Cowen (Chairman) Stephen R. Hardis Harriet Mouchly-Weiss Charles A. Ratner

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      This report provides information concerning the Audit Committee of the Board of Directors and fees paid to Ernst & Young LLP, the Company’s independent auditors.

      The Audit Committee has adopted a charter to govern its operations, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee is comprised entirely of independent directors, as required by Sections 303.01(B) and 303.01 (B) (3) of the New York Stock Exchange listing standards.

      The Audit Committee oversees and monitors the Company’s financial reporting process and has reviewed and discussed with the Company’s management the audited financial statements for the year ended February 28, 2001; discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90); reviewed the written disclosures and letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1; and discussed with Ernst & Young LLP its independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended February 28, 2001, be included in the Company’s 2001 Annual Report on Form 10-K for filing with the Securities and Exchange Commission (SEC).

Audit and Non-Audit Fees

Audit Fees

      The aggregate fees incurred for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended February 28, 2001, were $670,000.

Financial Information Systems Design and Implementation Fees

      No aggregate fees were incurred for financial information systems design and implementation services (as defined by Rule 2-01(c)(4)(ii) of Regulation S-X promulgated by the SEC) rendered to the Company by Ernst & Young LLP for the fiscal year ended February 28, 2001.

All Other Fees

      The aggregate fees incurred for services rendered to the Company by Ernst & Young LLP, other than those services covered in the sections above, captioned “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” for the fiscal year ended February 28, 2001, were $1,320,000.

      In making its determination regarding the independence of Ernst & Young LLP, the Audit Committee considered whether the provision of the services covered in the sections herein regarding “Financial Information Systems Design and Implementation Fees” and “All Other Fees” was compatible with maintaining such independence.

Stephen R. Hardis (Chairman) Scott S. Cowen Harriet Mouchly-Weiss Jerry Sue Thornton

Shareholder Return Performance Presentation

      The following graph compares the yearly percentage change of the cumulative total shareholder return on the Company’s Class A Common Shares against the cumulative total return of the S&P 500 Composite Index and the Peer Group Index for the five fiscal years ended February 28, 2001. The Peer Group Index takes into account companies with the following attributes, among others, that are similar to those of the Company: distribution channels, nondurable consumer products, sales, market capitalization and customer demographics.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG AMERICAN GREETINGS CORPORATION,
THE S & P
500 INDEX AND A PEER GROUP*

	2/96	2/97	2/98	2/99	2/00	2/01
American Greetings	$100	$116	$174	$92	$72	$55

S & P 500	$100	$126	$170	$204	$228	$209

Peer Group	$100	$123	$165	$131	$94	$111

      Shareholder returns assume $100 was invested in each of the Company’s Class A Common Shares, the S&P 500 Composite Index and the Peer Group Index at February 29, 1996, and that all dividends were reinvested.

*Companies included in the Peer Group Index:

Alberto Culver Co Clorox Co Dial Corp Enesco Group Inc Fruit of the Loom Inc	Hasbro Inc Kellwood Co Lancaster Colony Corp Liz Claiborne Inc Luxottica Group SPA ADR	Mattel Inc Newell Rubbermaid Inc Paragon Trade Brands Inc Perrigo Co Premark Intl Inc	Russel Corp Scotts Co Stanley Wks Sunbeam Corp Warnaco Group Inc

      The Peer Group Index has changed since last year. Coleman Inc. was in last year’s Peer Group Index but has been omitted from this year’s Peer Group Index because it was acquired by Sunbeam Corp. Gibson Greetings, Inc. was in last year’s Peer Group Index but has been omitted from this year’s Peer Group Index because it was acquired by the Company. Rubbermaid Inc. was in last year’s Peer Group Index but has been omitted from this year’s Peer Group Index because it was acquired by Newell Co., and Newell Co. has been renamed Newell Rubbermaid, Inc.

Security Ownership of Management

      At the close of business on February 28, 2001, the non-employee directors, the Named Executive Officers and the directors and officers as a group beneficially owned and had sole voting and dispositive power (except as otherwise indicated) of the Common Shares of the Company as set forth in the following table:

		Amount & Nature of		Percent of Class
Name	Title of Class	Beneficial Ownership		Outstanding

Non-Employee Directors

Scott S. Cowen	Class A Common	10,800	(1)	0.02%

	Class B Common	6,463	(1)(6)	0.14%

Stephen R. Hardis	Class A Common	6,000	(1)(6)	0.01%

	Class B Common	1,022	(6)	0.02%

Jack Kahl	Class A Common	—		**

	Class B Common	926		0.02%

Harriet Mouchly-Weiss	Class A Common	8,000	(1)	0.01%

	Class B Common	463		0.01%

Charles A. Ratner	Class A Common	—		**

	Class B Common	926		0.02%

Harry H. Stone	Class A Common	15,962	(1)	0.03%

	Class B Common	46,604	(1)(2)	1.01%

Jerry Sue Thornton	Class A Common	—		**

	Class B Common	—	(6)	**

Executive Officers

Morry Weiss*	Class A Common	18,100	(1)(6)	0.03%

	Class B Common	1,375,082	(1)(2)(3)(6)	29.71%

James C. Spira*	Class A Common	8,000	(1)	0.01%

	Class B Common	1,501	(1)	0.03%

William R. Mason	Class A Common	23,560	(1)	0.04%

	Class B Common	5,000	(1)	0.11%

Erwin Weiss	Class A Common	28,500	(1)	0.05%

	Class B Common	49,624	(1)	1.07%

Jon Groetzinger, Jr.	Class A Common	22,700	(1)	0.04%

	Class B Common	10,000	(1)	0.22%

All Directors & Executive Officers	Class A Common	425,768	(1)(6)	0.68%

as a group (23 including the above)	Class B Common	1,595,838	(1)(3)(4)(5)(6)	34.48%

*	Also serves as a director of the Company

**	less than 0.01% of class outstanding

(1)	Includes the following shares for the following individuals who under Rule 13d-3 of the Securities Exchange Act are deemed to be the beneficial owners of those shares by having the right to acquire ownership thereof within 60 days pursuant to outstanding stock options:

Non-Employee Directors

Scott S. Cowen	Class A Common	10,000	0.02%

	Class B Common	6,000	0.13%

Stephen R. Hardis	Class A Common	4,000	0.01%

	Class B Common	—	**

Harriet Mouchley-Weiss	Class A Common	8,000	0.02%

	Class B Common	—	**

Harry H. Stone	Class A Common	10,000	0.02%

	Class B Common	6,000	0.13%

Executive Officers

Morry Weiss	Class A Common	18,000	0.03%

	Class B Common	348,500	7.53%

James C. Spira	Class A Common	8,000	0.02%

	Class B Common	—	**

William R. Mason	Class A Common	22,500	0.04%

	Class B Common	5,000	0.11%

Erwin Weiss	Class A Common	28,500	0.05%

	Class B Common	30,000	0.65%

Jon Groetzinger, Jr.	Class A Common	22,500	0.04%

	Class B Common	10,000	0.22%

All Directors & Executive	Class A Common	398,400	0.64%

Officers as a group	Class B Common	489,750	10.58%

(2)	These shares are subject to a Shareholders’ Agreement, dated November 19, 1984, which provides that shareholders who are parties thereto will offer Class B Shares to the other signatory shareholders and then to the Company before transferring Class B Shares outside of a group consisting of certain family members, family trusts, charities and the Company. The Shareholders’ Agreement terminates on December 31, 2014, unless extended.

(3)	Excludes 149,749 Class B Shares (3.24%) owned by Morry Weiss’s wife and children. Mrs. Weiss and the children are parties to the Shareholders’ Agreement. Mr. Weiss disclaims beneficial ownership of these shares.

(4)	Includes the following shares, which under Rule 13d-3 of the Securities Exchange Act are deemed to be beneficially owned: 9,289 Class A Common Shares (0.01%) and 4,714 Class B Shares (0.10%) held for the benefit of certain officers as participants in the Company Stock Fund of the American Greetings Retirement Profit Sharing and Savings Plan. Each officer has voting power with respect to the shares allocated to his or her account, but such officers do not have the dispositive power or right to acquire ownership of those shares within 60 days.

(5)	Certain of these shares are subject to the Shareholders’ Agreement discussed in Note (2) above.

(6)	Excludes the following shares, which under Rule 13d-3 of the Securities Exchange Act are not deemed to be beneficially owned by the following individuals. Such shares are held for the benefit of these individuals in the Company Stock Fund of the American Greetings Executive Deferred Compensation Plan. These individuals have neither voting power with respect to the shares allocated to their accounts, nor do they have the dispositive power or right to acquire ownership of these shares within 60 days.

Morry Weiss	Class A Common	3,931	*

	Class B Common	23,716	0.51%

Scott S. Cowen	Class A Common	—	**

	Class B Common	463	0.01%

Stephen R. Hardis	Class A Common	38	**

	Class B Common	2,365	0.05%

Jerry Sue Thornton	Class A Common	—	**

	Class B Common	926	0.02%

All Directors & Executive	Class A Common	3,969	**

Officers as a group	Class B Common	27,470	0.59%

Security Ownership of Certain Beneficial Owners

      The following table presents certain information regarding shareholders who are known to the Company to be beneficial owners of more than five percent of the Company’s voting securities as of the close of business on April 23, 2001:

		Amount &Nature of		Percent of Class
Name	Title of Class	Beneficial Ownership		Outstanding

Morry Weiss	Class A Common	22,031		0.04%

One American Road	Class B Common	1,398,798	(1)(2)(3)	30.18%

Cleveland, Ohio

American Greetings Corporation	Class A Common	1,759,049		2.80%

Retirement Profit Sharing	Class B Common	900,000	(4)	19.42%

and Savings Plan Vanguard Fiduciary Trust Company 300 Vanguard Blvd Malvern, Pennsylvania

Areil Capital Management, Inc.	Class A Common	7,760,000		12.37%

200 East Randolph	Class B Common	––		––

Chicago, Illinois

Brandes Investment Partners, L.P.	Class A Common	5,890,000		9.39%

12750 Hugh Bluff Dr	Class B Common	––		––

San Diego, California

The Irving I. Stone	Class A Common	––		––

Limited Liability Co.	Class B Common	1,818,182		39.22%

One American Road Cleveland, Ohio

(1)	These shares are subject to a Shareholders’ Agreement. See footnote (1) to the table under “Security Own- ership of Management” above. As a party to the Shareholders’ Agreement and a Trustee under
Irving I. Stone’s irrevocable trust, Morry Weiss’s wife, Judith A. Weiss, may be deemed to be a beneficial owner of more than five percent of the Class B Common Shares. Similarly, as parties to the Shareholders’ Agreement, Harry H. Stone and each of Mr. Weiss’s children (Gary, Jeffrey, Zev and Elie) may be deemed to be a beneficial owner of more than five percent of the Class B Common Shares.

(2)	Includes the following shares for the following individual, who under Rule 13d-3 of the Securities Exchange Act of 1934, is deemed to be the beneficial owner of those shares by having the right to acquire ownership thereof within 60 days pursuant to outstanding stock options:

Morry Weiss	Class A Common	18,000	0.03%

	Class B Common	348,500	7.53%

(3)	See footnote (3) to the table under “Security Ownership of Management.”

(4)	The American Greetings Retirement Profit Sharing and Savings Plan currently holds these shares for the benefit of the plan participants who have elected to invest in Company stock. These participants have voting power over the shares allocated to their accounts. The Administrative Committee of the plan has power to vote any shares not voted by the participants. The Administrative Committee has dispositive power over plan shares. Plan shares are held in custody by the plan trustee, Vanguard Fiduciary Trust Company — Malvern, PA.

PROPOSAL 2

INCREASE OF SHARES AUTHORIZED FOR GRANTS UNDER
AMERICAN GREETINGS CORPORATION 1997
EQUITY AND PERFORMANCE INCENTIVE PLAN

General

      The Company has granted stock options to senior management and key employees for many years, and since
January 27, 1995 it has had in place a program for making option awards to non-employee directors. In 1997, the Company expanded its stock option plan to include other forms of stock-based incentive compensation. In today’s competitive marketplace, incentive programs have become increasingly important to attract and retain outstanding individuals. The Company believes that it must continue to award stock-based incentive compensation in order to be competitive.

      The American Greetings Corporation 1997 Equity and Performance Incentive Plan was adopted by the Company’s Board and approved by its shareholders in 1997 (the “1997 Plan”). In 2000, shareholders approved an increase of 500,000 Class A Common Shares available for grant under the 1997 Plan to bring total authorized shares to 5,500,000.

      Additional shares now are needed for issuance as stock options under the 1997 Plan as the shares available for issuance under the 1997 Plan have been depleted to 767,638. In order to provide for continuing stock option grants as incentives to key personnel, it is proposed that the number of the Company’s Common Shares available for grant under the 1997 Plan be increased by 7,000,000 (6,500,000 Class A Common Shares and 500,000 Class B Common Shares) from the currently authorized 5,500,000 shares, so that a total of 12,5000,000 shares will be available for grant under the 1997 Plan, including all shares granted to date under the 1997 Plan.

      These additional 7,000,000 shares would be limited solely to stock option grants and would not be used in connection with restricted or deferred stock, performance shares, performance units and other non-option equity awards otherwise available under the 1997 Plan.

      The 1997 Plan supplements the Company’s other compensation programs to provide a competitive package. A summary of the 1997 Plan, as amended to increase the number of Class A Common Shares and Class B Common Shares authorized for grant thereunder, is attached as Appendix B.

Vote Required. Unless instructed to abstain or to vote against Proposal 2, the persons named in the accompanying form of proxy will vote the shares represented by properly executed and delivered proxies in favor of Proposal 2. A favorable vote of the majority of votes cast on the matter is necessary for amendment of the 1997 Plan, provided that the total vote cast represents at least a majority of all shares entitled to vote on the amendment. Abstentions and broker non-votes will not be counted for determining whether Proposal 2 is adopted.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ADOPTION OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF PERFORMANCE-BASED COMPENSATION ARRANGEMENTS
FOR THE CHIEF EXECUTIVE OFFICER AND OTHER
NAMED EXECUTIVE OFFICERS

General

      In 1994 the shareholders approved a plan to reward the Company’s Chairman and Chief Executive Officer (“CEO”) on the basis of the Company’s performance. In order for the Company to be able to deduct for tax purposes performance-based compensation in excess of $1,000,000 total compensation (the “Compensation Cap”) payable to the CEO and the other Named Executive Officers, the Company’s shareholders are required to reapprove the terms of these arrangements every fifth year, which they did last year. Shareholder approval is being sought again this year because changes have been made to these arrangements that require such re-approval. These arrangements are discussed above in the Report of the Compensation Committee of the Board of Directors on Executive Compensation under the caption “Annual Incentive Plan”. The Annual Incentive Plan is applicable to the CEO and each other Named Executive Officer.

      If these arrangements are not approved this year by the shareholders, the Company will lose the tax deduction on any amount of performance-based compensation in excess of the Compensation Cap that the Company expects to pay the CEO and any Named Executive Officer.

      Performance Criteria and Maximum Compensation Payable. The FY 2002 performance criterion that the Compensation Committee of the Board of Directors has established focuses on earnings. However, the Compensation Committee may add to or alter the performance objectives to include additional criteria from among the following: cash flow, revenue, pre-tax or after-tax profits, return on capital, return on equity, gross margin, operating and other expenses, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net income, earnings per share, stock price appreciation, total shareholder return (share appreciation plus reinvested dividends), sales growth, productivity improvement, return on assets and operating earnings. In no event shall the compensation payable to the CEO or any other Named Executive Officer in accordance with the foregoing performance criteria exceed $3,000,000 during any one fiscal year.

      While the Compensation Committee has the authority to change the terms of performance-based compensation without seeking shareholder approval, under current law, in order to deduct any amounts in excess of the Contribution Cap that are attributable to performance-based compensation, the Company must obtain shareholder approval if any material terms are changed.

Vote Required. Unless instructed to abstain or to vote against Proposal 3, the persons named in the accompanying form of proxy will vote the shares represented by properly executed and delivered proxies in favor of Proposal 3. The affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting (excluding abstentions) in connection with Proposal 3 is required for adoption.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ADOPTION OF PROPOSAL 3

CAUTIONARY STATEMENT

      The statements contained in this document that are not historical facts are foward-looking statements. Actual results may differ materially from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties, including but not limited to retail bankruptcies and consolidations, successful integration of acquisitions, a weak retail environment, consumer acceptance of products as priced and marketed, the impact of technology on core product sales and competitive terms of sale offered to customers. Risks pertaining specifically to the Company’s electronic marketing business include the ability of AmericanGreetings.com to attract strategic partners as investors, the viability of online advertising as a revenue generator, and the public’s acceptance of online greetings and other social expression products.

Shareholder Proposals

      Shareholders may submit proposals on matters appropriate for shareholder action, consistent with regulations of the SEC. If a shareholder intends to present a proposal at next year’s Annual Meeting, it must be received by the Secretary of the Company (at One American Road, Cleveland, Ohio 44144) no later than January 16, 2002, in order to be considered timely for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting.

Auditors

      The firm of Ernst & Young LLP and its predecessors have been the independent auditors of the Company since its incorporation in 1944. The Company contemplates no change. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they want to do so. They will also be available to respond to appropriate questions.

Other Business

      The management knows of no other matters to be acted upon at the meeting, but if any such matters properly come before the meeting, it is intended that the persons voting the proxies will vote them according to their best judgment.

By Order of the Board of Directors

JON GROETZINGER, JR.
Secretary

PLEASE EXECUTE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY WHETHER
OR NOT YOU EXPECT TO ATTEND
THE ANNUAL MEETING OF SHAREHOLDERS.

APPENDIX A

AMERICAN GREETINGS CORPORATION
AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

      It is the purpose of the Audit Committee (“Committee”) to assist the Board of Directors of American Greetings Corporation (“Corporation” or “Company”) in fulfilling its oversight responsibilities by:

•	Monitoring the audited financial statements, reports and other financial information provided by the Corporation to any governmental body or the public

•	Monitoring the Corporation’s auditing, accounting and financial reporting processes generally

•	Monitoring the independence and performance of the Corporation’s outside auditors and Internal Audit Department and

•	Reviewing the adequacy of and compliance with the Corporation’s policies and procedures

      The Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as anyone in the Company. The Committee has the authority to retain, at the Company’s expense, special legal, accounting, and other consultants or experts it deems necessary in the performance of its duties.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure the Company’s compliance with laws and regulations and its Code of Conduct.

II. COMPOSITION

      Committee members shall meet the eligibility requirements of the New York Stock Exchange. The Committee shall be comprised of at least three directors as determined by the Board, all of whom have no relationship that in the opinion of the Board may interfere with the exercise of their independence from management and the Company. Each member of the Committee shall be financially literate, or must become financially literate within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee must have accounting or related financial management expertise.

      The members of the Committee shall be elected annually by the Board and serve until their successors shall be duly elected and qualified. The members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

      The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Committee may communicate with management, the director of the Internal Audit Department and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these people believes should be discussed privately. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

IV. RESPONSIBILITES AND DUTIES

      To fulfill its responsibilities and duties, the Committee shall:

Review of Documents and Reports

1.	Obtain the full Board of Directors’ approval of this Charter, and review and reassess the adequacy of this Charter at least annually or more frequently if conditions dictate.

2.	Monitor the Corporation’s annual audited financial statements, reports and other financial information, including certifications, reports, opinions, and significant findings rendered by the independent auditors prior to their submission to any governmental body or the public.

3.	Review summaries of material internal reports to management prepared by the Internal Audit Department and management’s response, if any.

4.	Review the Company’s required disclosure in the Proxy Statement for its Annual Meeting of Shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Proxy Statement at least tri-annually or the year after any significant amendment to the Charter.

5.	Review activities of the Internal Audit Department, including its plans and the coordination of those plans with the independent auditors, organizational structure and qualifications of the Internal Audit Department members.

6.	With respect to any changes in the composition of the Committee, and otherwise approximately once each year, provide the New York Stock Exchange written confirmation regarding the Committee as required by the Exchange.

Independent Auditors

7.	Recommend to the Board of Directors the selection of the outside auditors considering independence and effectiveness, and review the fees and other compensation paid to the outside auditors.

8.	Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Committee which have the ultimate authority to select, evaluate and, where appropriate, replace them.

9.	On an annual basis, in accordance with Independence Standards Board Statement No. 1, obtain from the outside auditors a formal written statement delineating all significant relationships the auditors have with the Corporation to determine the auditors’ independence and engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the auditors objectivity and independence.

10.	Review the independent auditors’ audit plan, including scope, staff, locations, and audit approach.

11.	Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors, including matters required to be communicated to audit committees in accordance with AICPA SAS 61.

Compliance

12.	Review the Company’s Code of Conduct and ensure that management has established a system to monitor compliance with this Code.

13.	Review management’s monitoring of the Corporation’s compliance with such Code, and ensure that management has a proper review system in place to ensure that Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

14.	Review with the Corporation’s counsel legal compliance matters, including corporate securities trading policies.

15.	Review with the Corporation’s counsel any legal matter that could have a significant impact on the organization’s financial statements.

Annual Report

16.	Beginning in CY 2001, prepare an annual report to shareholders for inclusion in the Proxy Statement, as required by Securities and Exchange Commission rules.

APPENDIX B

SUMMARY OF THE AMERICAN GREETINGS CORPORATION
1997 EQUITY AND PERFORMANCE INCENTIVE PLAN

Capitalized terms not otherwise defined herein shall have the same meaning as defined in the 1997 Plan.

      Shares Available Under the 1997 Plan. Subject to adjustment as provided in the 1997 Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights; (ii) as Restricted Shares and released from substantial risk of forfeiture thereof; (iii) as Deferred Shares; (iv) in payment of Performance Shares or Performance Units that have been earned; (v) as awards to Non-Employee Directors and (vi) in payment of dividend equivalents paid with respect to awards made under the 1997 Plan shall not exceed in the aggregate 12,500,000 Common Shares (11,500,000 of which are Class A Common Shares and 1,000,000 of which are Class B Common Shares) plus any shares relating to awards that expire, are forfeited, or transferred as payment of the Option Price or in satisfaction of any withholding amount. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

      Of the aggregate 12,500,000 Common Shares above, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options (“ISO”) shall not exceed 11,500,000 Class A Common Shares and 1,000,000 Class B Common Shares, respectively. The additional 6,500,000 Class A Common Shares and 500,000 Class B Common Shares to be authorized for issuance under the 1997 Plan will be limited to use solely for stock option grants. The aggregate number of Common Shares issued or transferred as Restricted Shares shall not exceed 450,000 Class A Common Shares and 50,000 Class B Common Shares, respectively. Nor will any Participant be granted more than 500,000 Restricted Shares in any period of five years. Further, no Participant shall be granted Option Rights for more than 500,000 Restricted Shares during any period of five years. In no event shall any Participant in any period of five years receive more than 500,000 Appreciation Rights or receive an award of Performance Shares or Performance Units in any calendar year having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000. The restrictions above are subject to adjustments as provided in the 1997 Plan.

      Eligibility. Officers and key employees of the Company and its subsidiaries may be selected by the Company’s Board of Directors (the “Board”) to receive benefits under the 1997 Plan. In addition, non-employee directors of the Company will be eligible for grants of Option Rights and Restricted Shares as described below under the heading “Awards to Non-Employee Directors.” Certain employees of subsidiaries of the Company will also be eligible to receive awards under the 1997 Plan.

      Option Rights. Option Rights may be granted which entitle the Optionee to purchase Common Shares at a price not less than fair market value. The Option Price is payable (i) in cash at the time of exercise; (ii) by the transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee having a value at the time of exercise at least equal to the Option Price; (iii) by surrender of any other award under the 1997 Plan having a value at the time of exercise at least equal to the Option Price; or (iv) a combination of such payment methods. The 1997 Plan permits payment upon the exercise of Option Rights by means of the delivery of then-owned Common Shares in partial or full satisfaction of the exercise price and the successive re-delivery of the shares so obtained to satisfy the exercise price of additional Option Rights until the grant has been fully exercised.

      The Board has the authority to specify at the time Option Rights are granted that Common Shares will not be accepted in payment of the Option Price until they have been owned by the Optionee for a specified period; however, the 1997 Plan does not require any such holding period and would permit immediate sequential exchanges of Common Shares at the time of exercise of Option Rights. Any grant of Option Rights may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.

      Any grant may provide for the automatic grant of additional Option Rights (“Reload Option Rights”) to an Optionee upon the exercise of Option Rights using then-owned Common Shares as payment. Any Reload Option Rights may cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon exercise in payment of the Option Price or to meet any withholding obligations. The Reload Option Rights may have an Option Price that is no less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the directors, which may be the same as or different from those of the original Option Rights. Depending on the limitations, if any, imposed by the Board at the time of grant, Reload Option Rights would permit an Optionee, by delivery of then-owned Common Shares upon successive exercises of Reload Option Rights, to reduce or eliminate the amounts payable upon original exercise of the Option Rights.

      The Board may, at or after the Date of Grant of any Option Rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the Optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the Option Price.

      No Option Right shall be exercisable more than ten years from the Date of Grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event. Successive grants may be made to the same Optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

      Appreciation Rights. An Appreciation Right is a right, exercisable by surrender of the related Option Right (if granted in tandem with Option Rights) or by itself (if granted as a Free-Standing Appreciation Right), to receive from the Company an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the strike price (or Option Price if Tandem Appreciation Right) and the then-current value of the Common Shares. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof, and may either grant to the Optionee or retain in the Board the right to elect among those alternatives.

      Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

      Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a Participant of ownership of a specific number of Common Shares in consideration of the performance of services. The Participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the Participant that is at or less than then current Market Value per Share, as the Board may determine.

      Restricted Shares must be subject to a “substantial risk of forfeiture” within the meaning of I.R.C. Section 83 for at least three years. An example would be a provision that the Restricted Shares would be forfeited if the Participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions continue. The Board may provide for a shorter period during which the forfeiture provisions apply in the event of a Change in Control or other similar transaction or event.

      Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above a minimum level, but below full achievement of the specified Management Objectives.

      Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the Participant has no right to transfer any rights under his or her award and no right to vote such shares, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such Participant that is at or less than the Market Value per Share at the date of award.

      Deferred Shares must be subject to a Deferred Period of at least one year, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a Change in Control or other similar transaction or event.

      Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. A Participant may be granted any number of Performance Shares or Performance Units, subject to the limitations set forth under Available Shares. The Participant will be given one or more Management Objectives to meet within a specified period (the “Performance Period”). The specified Performance Period shall be a period of time not less than three years, except in the case of a Change in Control or other similar transaction or event, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the Participant has achieved the specified Management Objectives, the Participant will be deemed to have fully earned the Performance Shares or Performance Units. If the Participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the Participant will be deemed to have partly earned the Performance Shares or Performance

Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the Participant at the time and in the manner determined by the Board in cash, Common Shares or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Shares on a current, defined or contingent basis.

      Management Objectives. The 1997 Plan requires that the Board establish “Management Objectives” for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the Participant is employed. Management Objectives applicable to any award to a Participant who is, or is determined by the Board likely to become, a Covered Employee, shall be limited to specified levels of or growth in (i) cash flow/net assets ratio; (ii) debt/capital ratio; (iii) return on total capital; (iv) return on equity; (v) earnings per share growth; (vi) revenue growth; (vii) total return to shareholders. Except where a modification would result in an award no longer qualifying as performance-based compensation within the meaning of I.R.C. Section 162(m), the Board may modify such Management Objectives, in whole or in part, as the Board deems appropriate and equitable.

      Awards to Non-Employee Directors. The Board may, in its discretion, authorize the granting of Option Rights to Non-Employee Directors and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors. Non-Employee Directors are not eligible to receive any other awards under the 1997 Plan.

      Each such Option Right will become exercisable upon terms similar to the Option Rights granted to management. However, in the event of a Change in Control, or other similar transaction or event the Option Rights would become immediately exercisable in full. Each such Option Right granted under the 1997 Plan will expire ten years from the Date of Grant, unless subject to earlier termination pursuant to the 1997 Plan. Common Shares acquired upon the exercise of these Option Rights may not be transferred for one year, except in the case of the director’s death, disability or other termination of service as a director.

      In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then-outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date that is six months and one day after the date of such termination and will expire on the earlier of (i) six months and one day following the termination of the holder’s service on the Board or (ii) the stated expiration date of such Option Rights. In the event of death or disability, each of the then-outstanding Option Rights of such holder may be exercised until the earlier of one year after such death or disability or the otherwise stated expiration date of the Option Rights.

      If a Non-Employee Director subsequently becomes an employee of the Company or a subsidiary while remaining a member of the Board, any Option Rights held at that time will not be affected.

      Option Rights may be exercised by a Non-Employee Director only by payment in full of the Option Price. Such payment may be in cash, in Common Shares then-owned by the director for more than six months, or a combination of both.

      Each grant or sale of Restricted Shares to Non-Employee Directors will be upon terms and conditions as described above.

      Administration and Amendments. The 1997 Plan is to be administered by the Board, except that the Board has the authority under the 1997 Plan to delegate any or all of its powers under the 1997 Plan to a committee (or subcommittee thereof) consisting of not less than three directors.

      The Board is authorized to interpret the 1997 Plan and related agreements and other documents. The Board may make awards to other officers and key employees under any or a combination of all of the various categories of awards that are authorized under the 1997 Plan, or in its discretion, make no awards. The Board may amend the 1997 Plan from time to time without further approval by the shareholders of the Company except where required by applicable law or the rules and regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

      The Board may provide for special terms for awards to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

      The Board may not, without the further approval of the Company’s shareholders, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option right may be canceled and replaced with awards having a lower Option Price without further approval of the Company’s shareholders.

      Transferability. Except as otherwise determined by the Board on a case-by-case basis, no Option Right or Appreciation Right or other derivative security is transferable by an Optionee or recipient except upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights are exercisable during the Optionee’s or recipient’s lifetime only by him or her.

      The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the 1997 Plan, shall be subject to further restrictions on sale or transfer.

      Adjustments. The maximum number of shares that may be issued and delivered under the 1997 Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalization, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the 1997 Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the 1997 Plan as the Board may determine appropriate to reflect any transaction or event described above.

      Change in Control. A definition of “Change in Control” has been specifically included in the 1997 Plan.

      Possible Adverse Consequences of Option Rights. Since all the Option Rights (including those granted to Mr. Weiss) may become exercisable in the event of a Change of Control or other similar transactions or events, the grant of an option may be considered to have the effect of deterring or rendering more difficult any tender offer or similar transaction involving the Company. In view of the present concentration of voting power in the hands of the Stone and Weiss families, however, the application of these principles to the Company’s situation is largely conjectural.

      1997 Plan Benefits. The table below sets forth awards made by the Board on April 4, 2001, to the Named Executive Officers listed in the Summary Compensation Table. Such awards were made, subject to shareholder approval.

PLAN BENEFITS

1997 Equity and Performance Incentive Plan

	Options Granted
	Class A	Class B
	Common	Common
Name and Position	Shares	Shares

Morry Weiss	43,200	278,800

Chairman & Chief Executive Officer

James C. Spira	14,400	0

President & Chief Operating Officer

William R. Mason	34,000	4,000

Senior Vice President of Sales

Erwin Weiss	34,000	24,000

Senior Vice President of Consumer Products

Jon Groetzinger, Jr.	34,000	8,000

Senior Vice President, General Counsel & Secretary

FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1997 Plan as currently in effect. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

      Non-qualified Stock Options. In general, (i) no income will be recognized by an Optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the Optionee in an amount equal to the difference between the Option Price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

      Incentive Stock Options. No income generally will be recognized by an Optionee upon the grant or exercise of an ISO. If Common Shares are issued to the Optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such Optionee within two years after the Date of Grant or within one year after the transfer of such shares to the Optionee, then upon sale of such shares, any amount realized in excess of the Option Price will be taxed to the Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

      If Common Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the Optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the Option Price paid for such shares. Any further gain (or loss) realized by the Participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

      Appreciation Rights. No income will be recognized by a Participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the Participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

      Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the Participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of I.R.C. Section 83 (“Restrictions”). However, a recipient who so elects under I.R.C. Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the Participant.

      Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that such shares are transferred to the Participant under the award (reduced by any amount paid by the Participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

      Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted Common Shares received.

      Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under I.R.C. Section 83(b) has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his or her receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act of 1934, but no longer than six months.

      Tax Consequences to the Company or Subsidiary. To the extent that a Participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the Participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of I.R.C. Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under I.R.C. Section 162(m).

APPENDIX C

AMERICAN GREETINGS CORPORATION
1997 Equity and Performance Incentive Plan

1.	Purpose. The purpose of the 1997 Equity and Performance Incentive Plan (the “Plan”) is to attract and retain directors, officers and other key employees for American Greetings Corporation (the “Company”) and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

2.	Definitions. As used in this Plan,

“Appreciation Right” means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

“Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee).

“Change in Control” shall have the meaning provided in Section 12 of this Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Class A Common Shares” means Class A Common Shares, par value $1 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

“Class B Common Shares” means Class B Common Shares, par value $1 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

“Common Shares” means Class A Common Shares, Class B Common Shares or both.

“Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

“Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

“Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

“Deferred Shares” means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations there- under, as such law, rules and regulations may be amended from time to time.

“Exercise Right” means the price payable upon exercise of a Free-Standing Appreciation Right.

“Free-Standing Appreciation Right” means an Appreciation Right not granted in tandem with an Option Right.

“Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

1

          1.  cash flow/net assets ratio;
          2.  debt/capital ratio;
          3.  return on total capital;
          4.  return on equity;
          5.  earnings per share growth;
          6.  revenue growth; and
          7.  total return to shareholders.

Except where a modification would result in an award no longer qualifying as performance based compensation within the meaning of Section 162(m) of the Code, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

“Market Value per Share” means, as of any particular date, the fair market value of the Class A Common Shares as listed on NASDAQ as of the close of business on such date or the latest such date in which there is a listing.

“Non-Employee Director” means a Director of the Company who is not an employee of the Company or any Subsidiary.

“Optionee” means the optionee named in an agreement evidencing an outstanding Option Right.

“Option Price” means the purchase price payable on exercise of an Option Right.

“Option Right” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

“Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Option Rights or Restricted Shares.

“Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

“Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

“Reload Option Rights” means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(g) of this Plan.

“Restricted Shares” means Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

“Rule l6b-3” means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

“Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Exercise Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

“Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

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“Tandem Appreciation Right” means an Appreciation Right granted in tandem with an Option Right.

“Voting Power” means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of directors of the Company.

3.	Shares Available Under the Plan.

(a)	Subject to adjustment as provided in paragraph (b) below and Section 11 of this Plan, the number of Class A Common Shares and Class B Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights; (ii) as Restricted Shares and released from substantial risk of forfeiture thereof; (iii) as Deferred Shares; (iv) in payment of Performance Shares or Performance Units that have been earned; (v) as awards to Non-Employee Directors; or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan, shall not exceed in the aggregate 11,500,000 Class A Common Shares and 1,000,000 Class B Common Shares, respectively, plus any shares described in paragraph (b) below. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(b)	The number of shares available in paragraph (a) above shall be adjusted to account for shares relating to awards that expire; are forfeited; or are transferred, surrendered, or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount.

(c)	Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 11,500,000 Class A Common Shares or 1,000,000 Class B Common Shares, respectively, subject to adjustments as provided in Section 11 of this Plan. Further, no Participant shall be granted Option Rights for more than 500,000 Common Shares during any period of five years, subject to adjustments as provided in Section 11 of this Plan.

(d)	Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

(e)	Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of five years receive more than 500,000 Appreciation Rights, subject to adjustments as provided in Section 11 of this Plan.

(f)	Notwithstanding any other provision of this Plan to the contrary, the number of shares issued as Restricted Shares shall not in the aggregate exceed 450,000 Class A Common Shares and 50,000 Class B Common Shares, respectively, subject to adjustments as provided in Section 11 of this Plan; and, in no event shall any Participant in any period of five years receive more than 500,000 Restricted Shares or 500,000 Deferred Shares, subject to adjustments as provided in Section 11 of this Plan.

(g)	Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000.

4.	Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provi- sions:

(a)	Each grant shall specify the number of Class A Common Shares or Class B Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)	Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c)	Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company; (ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to subparagraph (d) below) having a value at the time of exercise equal to the total Option Price; or (iii) by a combination of such methods of payment.

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(d)	The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risk of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or Performance Shares; (ii) the Spread of any unexercisable portion of Option Rights; or (iii) the stated value of Performance Units surrendered.

(e)	Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(f)	Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

(g)	Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in paragraph (d) above. Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

(h)	Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(i)	Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary following the grant which is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event.

(j)	Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(k)	Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code; (ii) options that are not intended to so qualify; or (iii) combinations of the foregoing.

(l)	The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

(m)	The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(n)	No Option Right shall be exercisable more than ten years from the Date of Grant.

(o)	Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

5.	Appreciation Rights.

(a)	The Board may also authorize the granting to any Optionee of Tandem Appreciation Rights in respect of Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

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(b)	The Board may also authorize the granting to any Participant of Free-Standing Appreciation Rights. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

(c)	Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(i)	Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(ii)	Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii)	Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right (if applicable) is also exercisable and at a time when the Spread is positive.

(iv)	Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

(v)	Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(vi)	Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

6.	Restricted Shares. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a)	Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

(c)	Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event, for a period of not less than three years to be determined by the Board at the Date of Grant.

(d)	Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)	Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares, and each grant may specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

(f)	Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

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(g)	Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares.

7.	Deferred Shares. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a)	Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

(b)	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)	Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event.

(d)	During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

(e)	Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

8.	Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Man- agement Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a)	Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee.

(b)	The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than three years, except in the event of a Change in Control or other similar transaction or event, if the Board shall so determine) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

(c)	Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d)	Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

(e)	Each grant shall specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

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(f)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(g)	The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

(h)	Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9.	Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and condi- tions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors.

(a)	Each grant of Option Rights awarded pursuant to this Section 9 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan shall expire not more than ten years from the Date of Grant and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

(i)	Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

(ii)	Each such Option Right shall become exercisable to the extent of one-fourth of the number of shares covered thereby one year after the Date of Grant and to the extent of an additional one-fourth of such shares after each of the next three successive years thereafter. Such Option Rights shall become exercisable in full immediately in the event of a Change in Control or other similar transaction or event.

(iii)	In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then-outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date that is six months and one day after the date of such termination and shall expire six months and one day after such termination, or on their stated expiration date, whichever occurs first.

(iv)	In the event of the death or disability of the holder of any such Option Rights, each of the then-outstanding Option Rights of such holder may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

(v)	If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

(vi)	Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares then-owned by the Optionee for at least six months, or in a combination of cash and such Common Shares.

(vii)	Common Shares acquired upon the exercise of these Option Rights may not be transferred for one year except in the case of the director's death, disability or other termination of service as a director.

(b)	Each grant or sale of Restricted Shares pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 of this Plan.

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10.	Transferability.

(a)	Except as otherwise determined by the Board on a case-by-case basis, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

(b)	The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

11.	Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares cov- ered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board, in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11.

12.	Change in Control. For purposes of this Plan, a “Change in Control” shall mean if at any time any of the fol- lowing events shall have occurred:

(a)	The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Common Shares immediately prior to such transaction;

(b)	The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Shares immediately prior to such sale or transfer;

(c)	There is a report led on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Power;

(d)	The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

(e)	If during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

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Notwithstanding the foregoing provisions of Section 12(c) and (d) above, a “Change in Control” shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company; (B) a Subsidiary; (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company; or (D) any family member of Jacob Sapirstein (including lineal descendants, spouses of such descendants, the lineal descendants of any such spouses, the spouses of any such spouses' lineal descendants and trusts [including voting trusts]) either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule
14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a Change in Control of the Com- pany has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a Change in Control of any Subsidiary.

13.	Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

14.	Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

15.	Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

16.	Administration of the Plan.

(a)	This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than three Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

(b)	The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

17.	Amendments, Etc.

(a)	The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the NASD or, if the Common Shares are not traded on NASDAQ, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company’s authority to offer similar or dissimilar benefits under other plans without shareholder approval.

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(b)	The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This section 17(b) is intended to prohibit the repricing of “underwater” Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

(c)	The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(d)	The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(e)	In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or of a Participant who holds Common Shares subject to any transfer restriction imposed pursuant to Section 10(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(f)	This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participants employment or other service at any time.

(g)	To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

18.	Termination. No grant shall be made under this Plan more than ten years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

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[AMERICAN GREETINGS CORPORATION LOGO]

American Greetings Corporation
One American Road
Cleveland, Ohio 44144

[ICON]
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In the future, American Greetings Corporation expects to provide its Annual Reports and Proxy Statements over the Internet. If you give your consent to receive these documents via the Internet, we will advise you when these documents become available on the Internet. Once you give your consent, it will remain in effect until you notify the Corporation by mail that you wish to resume mail delivery of the Annual Reports and Proxy Statements. Even though you give your consent, you still have the right to request copies of these documents at any time by mail.

To give your consent, follow the prompts when you vote by telephone or over the Internet. If you are voting by mailing your proxy card, check the appropriate box located at the bottom of the attached card.

DETACH HERE

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AMERICAN GREETINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of
the Company for the June 22, 2001 Annual Meeting
PROXY

    The undersigned hereby constitutes and appoints Jim Spira and Morry Weiss and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of American Greetings Corporation to be held at the Company’s World Headquarters located at One American Road, Cleveland, Ohio, at 2:30 p.m., Cleveland time, on Friday, June 22, 2001, and at any adjournments thereof, on all matters coming before said meeting.

(1)	Election of Directors, Nominees: Scott S. Cowen, Harriet Mouchly-Weiss and Charles A. Ratner to a three year term expiring on the date of the year 2004 Annual Meeting or until their successors are duly elected and qualified

FOR all nominees (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION:	If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

(2)	Authorization of availability of an additional 6,500,000 Class A Common Shares and 500,000 Class B Common Shares under previously approved and existing 1997 Equity and Performance Incentive Plan

  FOR                       AGAINST                       ABSTAIN

(3)	Approval of performance-based compensation arrangements for Chief Executive Officer and other Named Executive Officers

              FOR                       AGAINST                       ABSTAIN

(4)	Transacting such other business as may properly come before the meeting or any adjournments thereof

  I consent to access future Annual Reports and Proxy Statements over the Internet rather than to receive copies by mail.

(Continued, and to be signed on other side)

Vote by Telephone
Have your proxy card available when you call the Toll-Free number 1-800-250-9081 using a Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple instructions that will be presented to you to record your vote.

Vote by Internet
Have your proxy card available when you access the website www.votefast.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Mail
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (AGC), National City Bank, P.O. Box 92301, Cleveland, Ohio 44193-0900.

Vote by Telephone Call Toll-Free using a Touch-Tone phone 1-800-250-9081	Vote by Internet Access the website and cast your vote www.votefast.com	Vote by Mail Return your proxy in the Postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone vote or Internet vote must be received by 11:59 p.m. eastern daylight time on June 21, 2001 to be counted in the final tabulation.

If you vote by telephone or by Internet, please do not send your proxy by mail.

Your Control Number is:

If voting by mail, Proxy must be signed and dated below.

Please fold and detach card at perforation before mailing

(Continued from other side)

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If you sign and return this proxy card, but do not mark any boxes on the other side, the Proxies will cast your vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this card.

Attend Meeting

Dated ________________________________ , 2001

Signature

Signature if held jointly

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.